DELAWARE GROUP EQUITY FUNDS III

Delaware Health Care Fund
Delaware Small Cap Growth Fund

Supplement to the Prospectuses dated July 2, 2001

The following replaces the information in the chart in the section of each Fund's Prospectus entitled "Who's who" under "Who manages the Fund":

Board of Trustees
Investment manager Delaware Management Company One Commerce Square Philadelphia, PA 19103	The Fund	Custodian Mellon Bank, N.A. One Mellon Center Pittsburgh, PA 15258
Distributor Delaware Distributors, L.P. One Commerce Square Philadelphia, PA 19103	Service agent Delaware Service Company, Inc. One Commerce Square Philadelphia, PA 19103
Financial intermediary wholesaler Lincoln Financial Distributors, Inc. Two Commerce Square Philadelphia, PA 19103
Portfolio managers (see page 8 for details)
Financial advisers
Shareholders

This Supplement is dated December 12, 2001.